UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ____)

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Network-1 Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

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Network-1 Technologies, Inc.
445 Park Avenue, Suite 912
New York, New York 10022

August 10, 2018

Dear Network-1 Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Network-1 Technologies, Inc. (the "Company") which will be held on Wednesday, September 26, 2018, at 10:00 A.M. (local time), at the offices of Eiseman Levine Lehrhaupt & Kakoyiannis, P.C., 805 Third Avenue, 10th Floor, New York, New York 10022.

Details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2018 Annual Meeting of Stockholders and Proxy Statement.

Your vote is important.  Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible.  You may vote over the Internet or in person at the Annual Meeting, or you also may vote by mailing a proxy card or by telephone.  Please review the instructions on the proxy card or broker vote instruction form regarding your voting options.

Cordially,

Corey M. Horowitz
Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the Annual Meeting, whether or not you plan to attend the meeting, please vote your shares as promptly as possible over the Internet by following the instructions on your proxy card or broker vote instruction form.  Your participation will help to ensure the presence of a quorum at the Annual Meeting and save the Company the extra expense associated with additional solicitation.  If you hold your shares through a broker, bank or other intermediary, your broker, bank or other intermediary is not permitted to vote on your behalf in the election of directors (Proposal 1), the non-binding advisory Say on Pay Vote (Proposal 2) or (3) the non-binding advisory vote on the frequency of the Say on Pay Vote (Proposal 3), unless you provide specific instructions to your broker, bank or other intermediary by completing and returning the vote instruction form that your broker, bank or other intermediary provides or following instructions that allow you to vote your broker-held shares via telephone or the Internet.  For your vote to be counted, you will need to communicate your voting decision before the date of the Annual Meeting.  Voting your shares in advance will not prevent you from attending the Annual Meeting, revoking your earlier submitted proxy or voting your shares in person.

NETWORK-1 TECHNOLOGIES, INC.
445 Park Avenue, Suite 912
New York, New York 10022

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 26, 2018

To the Stockholders of Network-1 Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders of Network-1 Technologies, Inc. (the "Company") will be held on Wednesday, September 26, 2018, at 10:00 A.M. (local time), at the offices of Eiseman Levine Lehrhaupt & Kakoyiannis, P.C., 10th Floor, 805 Third Avenue, New York, New York 10022.

1.	To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified (Proposal 1);

2.	To approve, by non-binding advisory vote, the resolution approving the named executive officer compensation ("Say on Pay Vote") (Proposal 2);

3.	To approve, by non-binding advisory vote, the frequency of holding future votes regarding named executive officer compensation ("Frequency of Say on Pay Vote") (Proposal 3);

4.	To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 4); and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on August 1, 2018 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Your Board of Directors believes that the election of the nominees specified in the accompanying Proxy Statement as directors at the Annual Meeting is in the best interest of the Company and its stockholders and, accordingly, unanimously recommends a vote "FOR" such nominees. The Board of Directors recommends that you vote "FOR" the Say on Pay Vote and "FOR" every "one year" on the Frequency of Say on Pay Vote.  Further, the Board of Directors recommends that you vote "FOR" ratifying the appointment of Friedman LLP as the Company's independent registered public accounting firm.

By Order of the Board of Directors,

August 10, 2018	David Kahn
Chief Financial Officer and Secretary

PLEASE NOTE THAT ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS OF THE COMPANY AS OF THE RECORD DATE OF AUGUST 1, 2018 (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING EVIDENCE OF OWNERSHIP. IF YOUR SHARES ARE HELD BY A BROKER OR BANK, PLEASE BRING TO THE MEETING YOUR BROKER OR BANK STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF COMPANY STOCK TO GAIN ADMISSION TO THE MEETING.

TABLE OF CONTENTS

GENERAL INFORMATION	1

Record Date	1
Quorum	1
Shareholders of Record/Beneficial Owners	1
Voting	2
Changing Your Vote	3
Votes Required to Adopt Proposals	3
Effect of Not Casting Your Vote	4
Voting Instructions	4
Solicitation/Costs	4
Tabulating the Vote	5
Voting Results	5

PROPOSAL 1 - ELECTION OF DIRECTORS	6

CORPORATE GOVERNANCE	8

Director Independence	8
Leadership Structure	8
Board Oversight of Risk	8
Meetings of the Board of Directors and Board Committees	9
Board Committees	9
Section 16(a) Beneficial Ownership Reporting Compliance	10
Code of Ethics	10
Communications with the Board	11

CONSIDERATION OF DIRECTOR NOMINEES	11

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS	12

COMPENSATION OF DIRECTORS	12

EXECUTIVE OFFICERS	14

EXECUTIVE COMPENSATION	14

Named Executive Officers	14
Compensation Overview	15
Summary Compensation Table	16
Narrative Disclosure to Summary Compensation Table	17
Outstanding Equity Awards At Year-End	19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	22

AUDIT COMMITTEE REPORT	22

PROPOSAL 2 - APPROVAL BY NON-BINDING ADVISORY VOTE OF THE RESOLUTION APPROVING NAMED EXECUTIVE OFFICER COMPENSATION	23

PROPOSAL 3 - APPROVAL BY NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE VOTES REGARDING NAMED EXECUTIVE OFFICER COMPENSATION	24

PROPOSAL 4 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

Audit Fees	25
Audit Related Fees, Tax Fees and All Other Fees	25
Audit Committee Pre-Approval Policies and Procedures	26

STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING	26

OTHER INFORMATION	27

NETWORK-1 TECHNOLOGIES, INC.

PROXY STATEMENT

FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, SEPTEMBER 26, 2018

GENERAL INFORMATION

Our Board of Directors (the "Board") solicits your proxy on our behalf for the 2018 Annual Meeting of Stockholders (the "Annual Meeting") and at any postponement or adjournment of the Annual Meeting for the purposes set forth in this Proxy Statement and the accompanying Notice of 2018 Annual Meeting of Stockholders (the "Notice").  The Annual Meeting will be held at 10:00 A.M. (Eastern Time) on Wednesday, September 26, 2018 at the offices of Eiseman Levine Lehrhaupt & Kakoyiannis, P.C., which are located at 805 Third Avenue, 10th Floor, New York, New York 10022.

In this Proxy Statement the terms "Network-1", the "Company", "we", "us", and "our" refer to Network-1 Technologies, Inc.  The address and telephone number of our principal executive offices is Network-1 Technologies, Inc., 445 Park Avenue, Suite 912, New York, New York 10022, telephone: (212) 829-5770.  This Proxy Statement, the accompanying proxy card and our 2017 Annual Report will be first sent on or about August 10, 2018 to all stockholders of record as of August 1, 2018.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 26, 2018: This Proxy Statement and the Company's 2017 Annual Report are available for review on the Internet at http://www.network-1.com/sec/proxy2018/.

Record Date	August 1, 2018; only holders of the Company's common stock at the close of business on August 1, 2018 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting.
Quorum
A majority of the shares of all issued and outstanding stock entitled to vote on the Record Date must be present in person at the Annual Meeting or represented by proxy to constitute a quorum.  As of the Record Date, there were 23,835,916 shares of Network-1's common stock issued and outstanding.

Abstentions and "broker non-votes" (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum.

Shareholders of Record/ Beneficial Owners
If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, the Company's transfer agent, you are a shareholder of record with respect to those shares.  If your shares are held in an account at a brokerage firm, bank or other intermediary, then you are the beneficial owner of shares held in "street name". As a beneficial owner, you have the right to instruct your brokerage firm, bank or other intermediary how to vote your shares.  Most individual shareholders are beneficial owners of shares held in "street name".

Voting
Each share of Network-1 common stock has one vote on each matter.  Only shareholders of record of the close of business on the Record Date (August 1, 2018) are entitled to attend and vote at the Annual Meeting.  In addition, to shareholders of record of Network-1's common stock, beneficial owners of shares held in "street name" as of the Record Date can vote using one of the methods described below.

There are four ways a stockholder of record or beneficial owner of shares held in street name can vote:

(1) By Internet: You may vote over the Internet by following the instructions provided on the proxy card or broker vote instruction form;
(2) By Telephone: You may vote by telephone by following the instructions on the proxy card or broker vote instruction form;
(3) By Mail: You may complete, sign and return the accompanying proxy card or broker vote instruction form in the postage-paid envelope provided; and

(4) In Person: If you are a stockholder of record as of the Record Date, you may vote in person at the Annual Meeting.  Submitting a proxy will not prevent a stockholder from attending the Annual Meeting, revoking their earlier submitted proxy, and voting in person.  If you hold your shares as a beneficial owner through a brokerage firm, bank or other intermediary, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy from the brokerage firm, bank or other intermediary that holds your shares giving you the right to vote the shares.

Even if you plan on attending the Annual Meeting in person, we encourage you to vote your shares in advance using one of the methods described above and in the proxy card or broker vote instruction form to ensure that your vote will be represented at the Annual Meeting.

Changing Your Vote
You may change your vote at any time before the voting is closed at the Annual Meeting.  You may revoke your proxy by attending the Annual Meeting and voting in person, by filing an instrument in writing revoking your proxy or by filing another duly executed proxy bearing a later date with our Secretary before the vote is closed at the Annual Meeting, or by voting again using the telephone or Internet before the cutoff time (your latest telephone or Internet proxy is the one that will be counted).  Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give proper written notice of revocation to our Secretary or Inspector of Election before the proxy is exercised or you vote by ballot at the Annual Meeting.

Votes Required to Adopt Proposals
The table below summarizes the votes required for approval of each matter to be brought before the Annual Meeting, as well as the treatment of abstentions and broker non-votes.  If you sign and return a proxy but do not specify how you want your shares voted, your shares will be voted FOR the director nominees and FOR the other proposals listed below:

Proposal	Vote Required for Approval of Each Item	Abstentions	Broker Non-Votes
(1) Election of Directors	Each director shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (Proposal 1).	No effect on this proposal	No effect on this proposal
(2) Advisory Vote on Say on Pay Vote	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2 is required to approve this proposal	Counted as "against"	No effect on this proposal
(3) Advisory Vote on Frequency of Say on Pay Vote	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3 is required to approve this proposal.	Counted as "against"	No effect on this proposal
(4) Ratification of Appointment of Auditors	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 4 is required to approve this proposal.	Counted as "against"	Not applicable since brokerage firms or banks have discretionary authority to vote on this proposal

Effect of Not Casting Your Vote
If you are a beneficial owner and hold your shares in street name and want your shares to count in the election of directors (Proposal 1), the Say on Pay Vote (Proposal 2) or the Frequency of Say on Pay Vote (Proposal 3), you will need to instruct your broker, bank or other intermediary how you want your shares voted.  If you hold your shares in street name and you do not instruct your brokerage firm, bank or other intermediary entity how to vote in the election of directors (Proposal 1), the Say on Pay Vote (Proposal 2) or the Frequency of Say on Pay Vote (Proposal 3), no vote will be cast on your behalf on any of these proposals for which you did not provide voting instructions.  Your brokerage firm, bank or other intermediary will only have the discretion to vote any uninstructed shares on the ratification of the appointment of the Company's independent registered accounting firm (Proposal 4).

If you are a shareholder of record and do not return your proxy or attend the Annual Meeting, your shares will not be considered present at the Annual Meeting for voting purposes or determining whether we have a quorum and no vote will be cast for your shares at the Annual Meeting.

Voting Instructions
If you complete and submit your proxy voting instructions, the persons appointed by the Board as proxies (the persons named in the proxy card or broker voting instruction form) will vote your shares as instructed.  If you submit your proxy card but do not direct how your shares should be voted on each item, the persons named as proxies by the Board will vote FOR the election of the nominees for directors named in this proxy statement, FOR the advisory Say on Pay Vote, FOR every "one year" on the Frequency of Say on Pay Vote and FOR the ratification of the appointment of Friedman LLP as our independent registered public accounting firm.  The persons named as proxies will vote on any other matters properly presented at the Annual Meeting, or any postponement or adjournment thereof, in accordance with their best judgment, although the Board is not aware of any other matters other than those set forth in the Proxy Statement that will be presented for voting at the Annual Meeting.

Solicitation/Costs
We are paying for the distribution of the proxy materials and solicitation of the proxies.  As part of this process, we reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.  Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.  Our directors, officers and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

Tabulating the Vote
Votes will be counted and certified by one or more Inspectors of Election who are expected to be an employee of American Stock Transfer & Trust Company, LLC, the transfer agent for the Company's common stock, or a representative of the legal counsel to the Company.

Voting Results
We will announce preliminary results at the Annual Meeting.  We will report final results by filing a Form 8-K within four business days after the Annual Meeting.  If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company's Bylaws provide that at each annual meeting of stockholders, directors shall be elected to hold office until the expiration of the term for which they are elected, and until their respective successors are duly elected and qualified or until the director's earlier resignation or removal.  The Company's Board of Directors has fixed the number of members of the Board of Directors at five members.

At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the five persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below is unable to serve (or for whatever reason declines to serve) at the time of the Annual Meeting, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below, who are all presently members of the Company's Board of Directors, has indicated to the Board of Directors of the Company that he or she will be available to serve.

All nominees have been recommended by the Company's Nominating and Corporate Governance Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following table sets forth the name and age of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company.  Also included below the table is information each director has given us about all positions he or she holds, the director's principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years.  In addition to the information presented below regarding each director's specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Network-1 and our Board.

NAME	AGE	POSITION	DIRECTOR SINCE
Corey M. Horowitz	63	Chairman, Chief Executive Officer and Chairman of the Board of Directors	April 1994
David C. Kahn	66	Chief Financial Officer, Secretary and a Director	April 2012
Emanuel Pearlman	58	Director	January 2012
Niv Harizman	54	Director	December 2012
Allison Hoffman	47	Director	December 2012

Corey M. Horowitz has been our Chairman and Chief Executive Officer since December 2003.  Mr. Horowitz has also served as Chairman of our Board of Directors since January 1996 and has been a member of our Board of Directors since April 1994.  We believe Mr. Horowitz's qualifications to serve on our Board of Directors include his significant experience and expertise as an executive in the intellectual property field, his understanding of our intellectual property and the patent acquisition, licensing and enforcement business combined with his private equity and corporate transactional experience.

David C. Kahn, CPA, has been our Chief Financial Officer since January 2004 and our Secretary since August 2012.  Mr. Kahn was elected to our Board in April 2012.  Since December 1989, Mr. Kahn has provided accounting and tax services on a consulting basis to private and public companies.  From August 2000 until August 2012, Mr. Kahn served as a full-time faculty member of Yeshiva University in New York.  We believe Mr. Kahn's qualifications to serve on our Board include his background and expertise in accounting and tax matters.

Emanuel R. Pearlman has been a member of our board of directors since January 2012, where he serves as Chairman of our Audit Committee and a member of our Nominating and Corporate Governance Committee.  Mr. Pearlman currently serves as the Executive Chairman of Empire Resorts, Inc. (NASDAQ: NYNY), where he has served as a director since May 2010 and previously served as Non-Executive Chairman of the Board from September 2010 through May 2016.  He is also the Chairman and Chief Executive Officer of Liberation Investment Group, LLC, a New York based investment management and financial consulting firm, which he founded in January 2003. Mr. Pearlman has been a member of the Board of directors of CEVA Logistics, AG (SIX:CIVA) since May 2018 and serves on its Audit and Nomination and Governance Committees.  From June 2013 through May 2018, he served on the board of directors of CEVA Holdings, LLC.  From May 2017 through September 2017, Mr. Pearlman served on the board of directors of ClubCorp Holdings, Inc. (NYSE:MYCC), where he served on the Strategic Review Committee, and from 2009-2014 he served as the sole independent director of the Fontainebleau Miami JV LLC, which currently owns and operates the Fontainebleau Hotel in Miami Beach.  Mr. Pearlman served as a member of the board of directors of Dune Energy (OTCBB: DUNR.OB) from January 2012 to January 2013 and Jameson Inns, Inc. from January 2012 to December 2012.  He also served as a director of Multimedia Games, Inc., (NASDAQ-GS:MGAM) from October 2006 to March 2010.  We believe Mr. Pearlman's qualifications to serve on our Board include his significant investment and financial experience and expertise combined with his Board experience.

Niv Harizman has been a director of our company since December 2012.  Mr. Harizman is a Managing Member of Tyto Capital Partners LLC, a private investment firm specializing in debt and equity investments in middle market companies and special situations, a position he has held since August 2010.  Since March 2010, Mr. Harizman has also been the Managing Member of NHK Partners LLC, an entity that makes private investments and provides consulting services.  Since November 2013, Mr. Harizman has been affiliated with Riverside Management Group, a merchant banking firm, and BCW Securities LLC, its affiliated broker-dealer.  From May 2005 to March 2010, Mr. Harizman was a Founding Partner and Head of Corporate Finance at Plainfield Asset Management LLC, which was a privately held registered investment adviser focused on alternative investments.  From May 2000 until May 2005, Mr. Harizman was a member of the Mergers & Acquisitions Group of Credit Suisse First Boston LLC where he was a Managing Director from 2001-2005 and a Director from 2000 to 2001. From 1995 until 2000, Mr. Harizman was employed by Bankers Trust and its successors including BT Alex. Brown Incorporated and Deutsche Bank in various investment banking positions in the Mergers & Acquisitions Group and Leveraged Finance Group.  We believe Mr. Harizman's qualifications to serve on our Board include his significant investment and financial transactional experience and expertise.

Allison Hoffman has been a director of our company since December 2012.  Since January 2016, Ms. Hoffman has served as Chief Legal Officer and Chief Administrative Officer at Intersection Parent, Inc., an urban experience company that utilizes technology to make cities better, including bringing free Wi-Fi throughout New York City.  From September 2013 to December 2015, Ms. Hoffman served as Executive Vice President, General Counsel and Corporate Secretary of Martha Stewart Living Omnimedia, Inc. (NYSE:MSO), a media and merchandising company providing consumers with high quality life style content and products.  From December 2012 until September 2013, she provided legal services to Martha Stewart Living Omnimedia, Inc.  From January 2007 until September 2012, Ms. Hoffman served as Senior Vice President, Chief Legal Officer and Secretary of ALM Media, LLC, a leading provider of specialized news and information for the legal and commercial real estate sectors.  We believe that Ms. Hoffman's qualifications to serve on our Board include her extensive legal background and transactional experience.

CORPORATE GOVERNANCE

Director Independence

Our stock is listed on the NYSE American LLC.  Three of our current five directors, Emanuel Pearlman, Allison Hoffman and Niv Harizman, are considered independent directors in compliance with the standard of independence in Rule 803A(2) of the NYSE American LLC Company Guide.

Leadership Structure

Corey M. Horowitz, our Chairman and Chief Executive Officer, serves as Chairman of our Board of Directors.  The Company does not have a lead independent director.  The majority of the members of our Board of Directors are independent and all members of Board committees (including Chairpersons) are independent.  The Company believes its leadership is appropriate given the size of the Company, the majority of independent directors and the independent leadership of the committees of the Board.

Board Oversight of Risk

With respect to the oversight of the Company's risk, the Company's executive officers supervise the day-to-day risk management responsibilities and in turn report, when necessary, to the Audit Committee with respect to financial and operational risk and to the full Board with respect to risks associated with the Company's overall strategy.

Meetings of the Board of Directors and Board Committees

During the year ended December 31, 2017, the Board held nine meetings.  Board committees held the following meetings or acted by consent during the year ended December 31, 2017: Audit Committee – four meetings and two unanimous consents in lieu of meeting; Compensation Committee – two meetings and two unanimous consents in lieu of meeting and Nominating and Corporate Governance Committee – one meeting.  During 2017, each of the Company's directors attended at least seventy-five percent of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of all Board committees on which they served, except for Niv Harizman who attended 67% of such meetings.

The Company's current policy strongly encourages that all of its Directors attend all Board and Committee meetings and the Company's Annual Meeting of Stockholders, absent extenuating circumstances that would prevent their attendance.  All of the directors attended the Annual Meeting of Stockholders last year.

Board Committees

The Board of Directors currently has four standing committees: an Audit Committee; a Compensation Committee; a Nominating and Corporate Governance Committee and a Strategic Development Committee.  Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee has a charter.  These charters are available on the Company's website at: http://www.Network-1.com/sec/sec.htm.  Each member of each committee is an "independent" director under the standards of the NYSE American LLC.  Three of our current five directors, Emanuel Pearlman, Allison Hoffman and Niv Harizman, are considered independent directors in compliance with the standard of independence in Section 803A(2) of the NYSE American LLC Company Guide.

Audit Committee

The Board of Directors has a separately designated standing audit committee in accordance with Section 10A-3 of the Securities Exchange Act of 1934, as amended, and Section 803B of the NYSE American LLC Company Guide, consisting of Emanuel Pearlman (Chairman) and Allison Hoffman.  Emanuel Pearlman and Allison Hoffman each qualify as an audit committee financial expert under applicable SEC rules.  Mr. Pearlman and Ms. Hoffman also qualify as "independent" as independence for audit committee members is defined under Section 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 803B(2) of the NYSE American LLC Company Guide.

The Audit Committee is appointed by our Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility with respect to, among other things, (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) selecting and evaluating the qualifications and independence of the Company's independent registered public accounting firm, (iv) evaluating the performance of the Company's internal audit function and independent registered public accounting firm, and (v) the Company's internal controls and procedures.

Compensation Committee

The Compensation Committee consists of Allison Hoffman (Chairperson) and Niv Harizman.  The Compensation Committee is appointed by the Board of Directors to assist the Board in carrying out the Board's responsibilities relating to compensation of the Company's executive officers and directors.  The Compensation Committee has overall responsibility for evaluating and approving the officer and director compensation plans, policies and programs of the Company.

Nominating and Corporate Governance Committee

Our Board has a Nominating and Corporate Governance Committee consisting of Niv Harizman (Chairman) and Emanuel Pearlman.  The Nominating and Corporate Governance Committee is responsible for, among other things, developing and recommending to the Board a set of corporate governance policies for the Company, establishing criteria for selecting new directors, and identifying, screening and recruiting new directors.  The Committee also recommends to the Board nominees for directors and recommends directors for committee membership to the Board.

Strategic Development Committee

We also have a Strategic Development Committee to assist our Chairman and Chief Executive Officer in strategic development and planning of the Company's business relating to identifying potential strategic partners, the development of new IP acquisition opportunities and strategic alternatives.  The Committee also assists in capital markets related activities.  Niv Harizman is the sole member of the Strategic Development Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC.  To our knowledge, we believe that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) stockholders were complied with during 2017.

Code of Ethics

Network-1 has developed and adopted Codes of Ethics to cover its executive officers, directors and employees. Copies of the Codes of Ethics can be obtained, without charge, upon written request, addressed to:

Network-1 Technologies, Inc.
445 Park Avenue, Suite 912
New York, New York 10022
Attention: Corporate Secretary

Communications with the Board

The Board of Directors, through its Nominating and Corporate Governance Committee, has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Network-1 Technologies, Inc. c/o Corporate Secretary, 445 Park Avenue, Suite 912, New York, NY 10022. Stockholders should identify their communication as being from a Network-1 stockholder. Our Corporate Secretary may require reasonable evidence that the communication or other submission is made by a Network-1 stockholder before transmitting the communication to the Board of Directors.

CONSIDERATION OF DIRECTOR NOMINEES

Stockholders wishing to recommend director candidates to the Nominating and Corporate Governance Committee must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Network-1 Technologies, Inc., 445 Park Avenue, Suite 912, New York, NY 10022.

The Nominating and Corporate Governance Committee will consider nominees recommended by Network-1 stockholders provided that the recommendation contains sufficient information for the Nominating and Corporate Governance Committee to assess the suitability of the candidate, including the candidate's qualifications, and complies with the procedures set forth below under "Deadline and Procedures for Submitting Board Nominations". In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under applicable NYSE American LLC rules, or, alternatively, a statement that the recommended candidate would not be so barred. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Nominating and Corporate Governance Committee receive. A nomination which does not comply with the above requirements will not be considered.

The qualities and skills sought in prospective members of the Board are determined by the Nominating and Corporate Governance Committee. When reviewing candidates to our Board, the Nominating and Corporate Governance Committee considers the evolving needs of the Board and seeks candidates that fill any current or anticipated future needs. The Nominating and Corporate Governance Committee generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for Network-1. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Nominating and Corporate Governance Committee in its discretion; (ii) qualities reflecting a proven record of accomplishment and ability to work with others; (iii) knowledge of our industry, (iv) relevant experience and knowledge of corporate governance practices; and (v) expertise in an area relevant to Network-1. Such persons should not have commitments that would conflict with the time commitments of a Director of Network-1. Such persons shall have other characteristics considered appropriate for membership on the Board of Directors, as determined by the Nominating and Corporate Governance Committee. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, the Board and the Nominating and Corporate Governance Committee believe that it is important that the Board members represent diverse viewpoints. In considering candidates for the Board, the Nominating and Corporate Governance Committee and the Board consider the entirety of each candidate's credentials in the context of the foregoing standards.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

 A stockholder wishing to nominate a candidate for election to our Board of Directors at a meeting of our stockholders must (i) be a stockholder of record at the time of giving of notice provided for in our Bylaws; (ii) be entitled to vote at the meeting; (iii) comply with the procedures set forth in Section 8 of our Bylaws and applicable law.  The required notice must be delivered personally to or mailed to and received by our Corporate Secretary at our principal executive offices (currently located at 445 Park Avenue, Suite 912, New York, NY 10022), not earlier than the close of business on the 120th day and not later than the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting provided, further, in the event that less than 100 days notice of prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the 10th day following the earlier of (i) the day on which notice of the annual meeting was mailed, or (ii) such public disclosure was first made of the annual meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder's notice as described above.

COMPENSATION OF DIRECTORS

In 2017, we compensated each non-management director of our company by granting to each such outside director 13,500 restricted stock units (each restricted stock unit represents a contingent right to receive one share of our common stock).  The restricted stock units vested as follows:  3,375 units on each of March 15, 2017, June 15, 2017, September 15, 2017 and December 15, 2017.  In addition, we pay our non-management directors cash director fees of $40,000 per annum ($10,000 per quarter).  Non-management directors also receive additional cash compensation on an annual basis for serving on the following Board committees:  Audit Committee – Chairperson – $7,500 and member – $5,000 and the Chairperson and member of each of the Compensation Committee and Nominating and Corporate Governance Committee receive annual fees of $3,750 and $2,500, respectively.

In consideration for serving as the sole member of our Strategic Development Committee, in June 2013 we issued to Niv Harizman a 5-year option to purchase 300,000 shares of our Common Stock, at an exercise price of $1.88 per share, which option vested 100,000 shares on the date of grant, 100,000 shares on the first anniversary of the date of grant and vested 100,000 shares on the second anniversary from the grant date.

The Board of Directors, based upon the recommendation of the Compensation Committee, may review and determine the form and amount of directors' compensation, including cash, equity based awards and other director compensation to maintain a transparent and readily understandable director compensation which ensures that the directors continue to receive fair and appropriate compensation for the time commitment required to discharge their duties for a company of our size.

The following table sets forth the compensation awarded to, earned by or paid to all persons who served as members of our board of directors (other than our Named Executive Officers) during the year ended December 31, 2017.  No director who is also a Named Executive Officer received any compensation for services as a director in 2017.

Name	Fees earned or paid in cash ($)(1)	Stock Awards(2) (3) ($)	All other compensation ($)	Total ($)
Emanuel Pearlman	$50,000	$51,300	—	$101,300
Niv Harizman	$46,250	$51,300	—	$97,550
Allison Hoffman	$48,750	$51,300	—	$100,050
__________________________

(1)
Represents director's fees payable in cash to each non-management director of $10,000 per quarter (or $40,000 per annum) for 2017 plus additional cash fees for serving on Board committees as disclosed above.

(2)
The amounts included in this column represent the grant date fair value of restricted stock unit awards granted to directors, computed in accordance with FASB ASC Topic 718.  For a discussion of valuation assumptions see Note F[1] to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017.  The 13,500 restricted stock units (RSUs) granted to each non-management director vested on a quarterly basis beginning March 15, 2017.  Each restricted stock unit represents the contingent right to receive one share of our common stock.

(3)
As of December 31, 2017, the above listed directors also held outstanding stock options to purchase shares of our common stock as follows:  Mr. Pearlman – options to purchase 95,000 shares; Mr. Harizman – options to purchase 395,000 shares; and Ms. Hoffman - options to purchase 95,000 shares.

EXECUTIVE OFFICERS

All officers serve at the direction of our Board of Directors. The Board elects our officers.

Our executive officers are Corey M. Horowitz, our Chairman and Chief Executive Officer, David Kahn, our Chief Financial Officer and Secretary, and Jonathan Greene, our Executive Vice President.  See backgrounds of Mr. Horowitz and Mr. Kahn on page 7 of this Proxy Statement.  The background of Jon Greene, our executive officer who does not serve on our Board of Directors, is as follows:

Jonathan Greene, age 56, became our Executive Vice President in October 2013.  He served as a consultant to the Company from December 2004 until March 2013, providing technical and marketing analysis for our intellectual property portfolio.  Mr. Greene became an employee of Network-1 in March 2013.  From April 2006 to February 2009, Mr. Greene served as a marketing consultant for Avatier Corporation, a developer of identity management software.  From August 2003 until December 2004, he served as a consultant to Neartek, Inc., a storage management software company (August 2003 until October 2003) and Kavado Inc., a security software company (November 2003 until December 2004).  From January 2003 until July 2003, Mr. Greene served as Director of Product Management for FalconStor Software, Inc. (OTC:FALC), a storage management software company.  From December 2001 through December 2002, Mr. Greene served as Senior Vice President of Marketing and Business Development of Network-1, at a time when Network-1 was engaged in the development, marketing and licensing of security software.  From December 1999 until September 2001, he served as Senior Vice President of Marketing for Panacya Inc., a vendor of service management software.

EXECUTIVE COMPENSATION

Named Executive Officers

For the year ended December 31, 2017, we have determined that (i) our Chief Executive Officer, and (ii) our most highly compensated executive officers other than our Chief Executive Officer who served in such capacity during 2017 and at the end of 2017 whose total compensation exceeded $100,000, are our Named Executive Officers, as follows:

Corey M. Horowitz, Chairman and Chief Executive Officer;

David Kahn, Chief Financial Officer; and

Jonathan Greene, Executive Vice President.

Compensation Overview

Network-1 Technologies, Inc. is a "smaller reporting company" under the rules promulgated by the Securities and Exchange Commission and the Company complies with the disclosure requirements applicable to smaller reporting companies.  Accordingly, this executive compensation summary is not intended to meet the "Compensation Disclosure and Analysis" disclosure required of larger reporting companies.

Role of the Compensation Committee. All compensation for our Named Executive Officers is determined by the Compensation Committee of our Board of Directors which is composed only of independent directors. The Compensation Committee is responsible for reviewing the performance and establishing the total compensation of our Named Executive Officers on an annual basis.  The Compensation Committee administers compensation plans for our Named Executive Officers and is responsible for recommending grants of equity awards under our stock incentive plan to the Board of Directors for approval. Our Chairman and Chief Executive Officer annually makes recommendations to the Compensation Committee regarding base salary, bonus compensation and equity awards for the other Named Executive Officers. Such recommendations are considered by the Compensation Committee; however, the Compensation Committee retains full discretion and authority over the final compensation decisions for our Named Executive Officers. The Compensation Committee has a formal written charter which is available on our website.

Advisory Vote on Executive Compensation.  At our September 2017 annual meeting of stockholders, we held a stockholder advisory vote on the compensation of our Named Executive Officers, commonly referred to as a say-on-pay vote.  Our stockholders approved the compensation of our Named Executive Officers at the September 2017 annual meeting, with a majority of stockholder votes cast in favor of our say-on-pay resolution.  As we evaluated our compensation practices, we were mindful of the support our stockholders expressed for our compensation practices.  As a result, following our annual review of our executive compensation, the Compensation Committee decided to retain our general approach to executive compensation.  Our executive compensation for 2017 reflects our favorable financial performance and advances our retention goals and promotes both short-term and long-term performance of our executive officers.

Summary Compensation Table

The following table summarizes compensation for the years ended December 31, 2017 and December 31, 2016, awarded to, earned by or paid to our Chief Executive Officer ("CEO") and to each of our executive officers who received total compensation in excess of $100,000 for the year ended December 31, 2017 for services rendered in all capacities to us (collectively, the "Named Executive Officers").

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)[3]	All Other Compensation($)[1]	Total($)

Corey M. Horowitz	2017	$482,000	$ 998,000 (2)	$ —	$36,000 (4)	$1,516,000
Chairman and Chief Executive Officer	2016	$440,000	$ 4,902,000 (2)	$ 1,696,000 (3)	$35,000 (4)	$7,073,000

David C. Kahn	2017	$175,000	$ 30,000	$ —	$36,000 (5)	$ 241,000
Chief Financial Officer	2016	$166,000	$ 75,000	$ 124,000	$33,375 (5)	$ 398,375

Jonathan Greene	2017	$200,000	$ 40,000	$ —	$36,000 (6)	$ 276,000
Executive Vice President	2016	$200,000	$ 125,000	$ 124,000	$33,375 (6)	$ 482,375
______________________

(1)	We have concluded that the aggregate amount of perquisites and other personal benefits paid in 2017 and 2016 to either Mr. Horowitz, Mr. Kahn or Mr. Greene did not exceed $10,000.

(2)
Mr. Horowitz received the following cash incentive bonus payments for 2017: (i) an annual discretionary bonus of $175,000 and (ii) incentive bonus compensation of $823,000 pursuant to his employment agreement (see "Employment Agreements-Termination of Employment and Change In-Control Arrangements" below). Mr. Horowitz received the following cash incentive bonus payments for 2016: (i) an annual discretionary bonus of $650,000 and (ii) incentive bonus compensation of $4,252,000 pursuant to his employment agreement.

(3)
The amounts in this column represent the aggregate grant date fair value of restricted stock units awards granted to the Named Executive Officers computed in accordance with FASB ASC Topic 718.  In accordance with SEC rules, the grant date fair value of an award that is subject to a performance condition is based on the probable outcome of the performance condition. See Note F[1] to our consolidated financial statements included in this Annual Report for a discussion of the assumptions made by the Company in determining the grant date fair value.

(4)	Includes 401K matching funds contributions by the Company and profit sharing under the Company's 401k Plan for the benefit of Mr. Horowitz of $36,000 for 2017 and $35,000 for 2016.

(5)	Includes 401K matching funds contributions by the Company and profit sharing under the Company's 401k Plan for the benefit of Mr. Kahn of $36,000 for 2017 and $33,375 for 2016.

(6)	Represents 401K matching funds contributions by the Company and profit sharing under the Company's 401k Plan for the benefit of Mr. Greene of $36,000 for 2017 and $33,375 for 2016.

Narrative Disclosure to Summary Compensation Table

Employment Agreements, Termination of Employment and Change-In-Control Arrangements

On July 14, 2016, we entered into a new employment agreement ("Agreement") with Corey M. Horowitz, our Chairman and Chief Executive Officer, pursuant to which he continues to serve as Chairman and Chief Executive Officer for a five year term, at an annual base salary of $475,000 which shall be increased by 3% per annum during the term of the Agreement.  The Agreement established an annual target bonus of $175,000 for our Chairman and Chief Executive Officer based upon performance.  During the year ended December 31, 2017 and December 31, 2016, our Chairman and Chief Executive Officer received annual discretionary cash bonuses of $175,000 and $650,000 respectively.  In addition, pursuant to the Agreement, we granted to the Chairman and Chief Executive Officer, under our 2013 Plan, 750,000 restricted stock units (the "RSUs", each RSU awarded by us represents a contingent right to receive one share of our common stock) which vest in three tranches, as follows: (i) 250,000 RSUs shall vest on July 14, 2018, subject to Mr. Horowitz's continued employment by us through the vesting date (the "Employment Condition"); (ii) 250,000 RSUs shall vest at any time beginning July 14, 2018 through July 14, 2021 in equal annual installments for the remaining term of employment, subject to (1) the Employment Condition being satisfied through each such annual vesting date and (2) our common stock achieving a closing price (for 20 consecutive trading days) of a minimum of $3.25 per share (subject to adjustment for stock splits) at any time during the term of employment; and (iii) 250,000 RSUs vest at any time beginning July 14, 2018 through July 14, 2021 in equal annual installments for the remaining term of employment subject to (1) the Employment Condition being satisfied through each such annual vesting date and (2) our common stock achieving a closing price (for 20 consecutive trading days) of a minimum of $4.25 per share (subject to adjustment for stock splits) at any time during the term of employment.  The aforementioned stock price vesting conditions of $3.25 per share and $4.25 per share have been satisfied.  Notwithstanding the aforementioned, in the event of a Change of Control (as defined), a Termination Other Than for Cause (as defined), or a termination of employment for Good Reason (as defined), all of the 750,000 RSUs shall accelerate and become immediately fully vested.  All RSUs granted by us to our officers, directors or consultants have dividend equivalent rights.

Under the terms of the Agreement, so long as Mr. Horowitz continues to serve as an executive officer of the Company, whether pursuant to the Agreement or otherwise, Mr. Horowitz shall also receive incentive compensation in an amount equal to 5% of our gross royalties or other payments from Licensing Activities (as defined) (without deduction of legal fees or any other expenses) with respect to our Remote Power Patent and a 10% net interest (gross royalties and other payments after deduction of all legal fees and litigation expenses related to licensing, enforcement and sale activities, but in no event shall he receive less than 6.25% of the gross recovery) of our royalties and other payments relating to Licensing Activities with respect to patents other than the Remote Power Patent (including our Mirror Worlds Patent Portfolio, Cox Patent Portfolio and M2M/IoT Patent Portfolio) (collectively, the "Incentive Compensation").  During the year ended December 31, 2017 and December 31, 2016, Mr. Horowitz earned Incentive Compensation of $823,000 and $4,252,000, respectively.  The Incentive Compensation shall continue to be paid to Mr. Horowitz for the life of each of our patents with respect to licenses entered into with third parties during the term of his employment or at anytime thereafter, whether he is employed by us or not; provided, that, the employment of Mr. Horowitz has not been terminated by us "For Cause" (as defined) or terminated by him without "Good Reason" (as defined).  In the event of a merger or sale of substantially all of our assets, we have the option to extinguish the right of Mr. Horowitz to receive future Incentive

Compensation by payment to him of a lump sum payment, in an amount equal to the fair market value of such future interest as determined by an independent third party expert if the parties do not reach agreement as to such value.  In the event that Mr. Horowitz's employment is terminated by us "Other Than For Cause" (as defined) or by him for "Good Reason" (as defined), Mr. Horowitz shall also be entitled to (i) a lump sum severance payment of 12 months base salary, (ii) a pro-rated portion of the $175,000 target bonus provided bonus criteria have been satisfied on a pro-rated basis through the calendar quarter in which the termination occurs and (iii) accelerated vesting of all unvested options, RSUs or other awards.

In connection with the Agreement, Mr. Horowitz has also agreed not to compete with us as follows: (i) during the term of the Agreement and for a period of 12 months thereafter if his employment is terminated "Other Than For Cause" (as defined) provided he is paid his 12 month base salary severance amount and (ii) for a period of two years from the termination date, if terminated "For Cause" by us or "Without Good Reason" by Mr. Horowitz.

On July 14, 2018, Mr. Horowitz vested an aggregate of 375,000 restricted stock units in accordance with the Agreement.  With respect to the vesting of such restricted stock units, Mr. Horowitz delivered to the Company 172,313 shares of common stock to satisfy withholding taxes and received 202,687 net shares of common stock.  The balance of 375,000 restricted stock units vest in equal installments of 125,000 restricted stock units on each of July 14, 2019, July 14, 2020 and July 14, 2021, subject to the continued employment of Mr. Horowitz.

David Kahn serves as our Chief Financial Officer on an at-will basis pursuant to an offer letter, dated April 9, 2014, at an annual base salary of $175,000 (increased in June 2016 from $157,000).  Mr. Kahn received an annual bonus of $30,000 for the year ended December 31, 2017 and an annual bonus of $75,000 for December 31, 2016.  In connection with the offer letter, Mr. Kahn was issued, under our 2013 Plan, a 5-year stock option to purchase 50,000 shares of our common stock, at an exercise price of $1.65 per share, which option vested in two equal amounts (25,000 shares each) on each of December 31, 2014 and December 31, 2015.  On June 9, 2016, Mr. Kahn was granted 50,000 restricted stock units (RSUs) under our 2013 Plan (each RSU represents a contingent right to receive one share of our common stock).  50% of such RSUs vested on the one year anniversary of the grant (June 9, 2017) and 50% vested on the two year anniversary of grant (June 9, 2018).  In addition, in the event Mr. Kahn's employment is terminated without "Good Cause" (as defined), he shall receive (i) (a) 6 months base salary or (b) 12 months base salary in the event of a termination without "Good Cause" within 6 months following a "Change of Control" of the Company (as defined) and (ii) accelerated vesting of all remaining unvested shares underlying his options, RSUs or any other awards he may receive in the future.

Jonathan Greene serves as our Executive Vice President on an at-will basis at an annual base salary of $200,000.  Mr. Greene received an annual bonus of $40,000 for the year ended December 31, 2017 and an annual bonus of $125,000 for the year ended December 31, 2016.  On June 9, 2016, Mr. Greene was granted 50,000 restricted stock units (RSUs) under our 2013 Plan (each RSU represents a contingent right to receive one share of our common stock).  50% of the RSUs vested on the one year anniversary of grant (June 9, 2017) and 50% vested on the two year anniversary of grant (June 9, 2018).

During the year ended December 31, 2017, David Kahn, our Chief Financial Officer, exercised a stock option to purchase 15,000 shares of common stock at an exercise price of $1.40 per share.

Profit Sharing 401(k) Plan

We offer all employees who have completed a year of service (as defined) participation in a 401(k) retirement savings plan. 401(k) plans provide a tax-advantaged method of saving for retirement. We expensed matching contributions and profit sharing of $108,000 and $101,750 under the 401(k) plan for the years ended December 31, 2017 and December 31, 2016, respectively.

OUTSTANDING EQUITY AWARDS AT YEAR-END

Outstanding Equity Awards at December 31, 2017

The following table sets forth information relating to unexercised options and unvested restricted stock units for each Named Executive Officer as of December 31, 2017:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested ($)	Equity incentive plan awards: Market value of unearned shares, units or other rights that have not vested (1) ($)
	Exercisable	Unexercisable

Corey M. Horowitz Chairman and CEO	500,000 750,000	— —	$ 1.19 $ 0.83	11/01/22 6/08/19	750,000(2)	$1,800,000

David Kahn Chief Financial Officer	50,000	—	$ 1.65	4/09/19	25,000(3)	$ 60,000

Jonathan Greene Executive Vice President	50,000	—	$ 1.65	4/09/19	25,000(4)	$ 60,000
__________________________

(1)	In accordance with SEC rules, market value is based on $2.40 per share representing the closing price of our common stock on the last trading day of the year.

(2)
Represents (i) 375,000 restricted stock units that vested on July 14, 2018 and (ii) the balance of 375,000 restricted stock units will vest in equal amounts of 125,000 restricted stock units on each of July 14, 2019, July 14, 2020 and July 14, 2021, subject to the continued employment of Mr. Horowitz on each vesting date, all of which is described under Executive Compensation – Narrative Disclosure to Summary Compensation Table on pages 17 and 18 of this Proxy Statement.

(3)	Represents 25,000 restricted stock units which vested on June 9, 2018. Such restricted stock units were part of a grant of 50,000 RSUs on June 9, 2016.

(4)	Represents 25,000 restricted stock units which vested on June 9, 2018. Such restricted stock units were part of a grant to Mr. Greene of 50,000 RSUs on June 9, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of July 15, 2018 for (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our executive officers and directors as a group.

NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)	PERCENTAGE OF COMMON STOCK BENEFICIALLY OWNED(2)
Corey M. Horowitz(3)	7,321,456	29.2%
CMH Capital Management Corp(4)	2,291,372	9.6%
Steven D. Heinemann (5)	3,027,815	12.7%
Goose Hill Capital LLC(6)	2,442,582	10.2%
John Herzog(7)	1,200,130	5.0%
Niv Harizman(8)	276,174	1.2%
Emanuel Pearlman(9)	142,340	*
Allison Hoffman(10)	106,000	*
David C. Kahn(11)	98,250	*
Jonathan E. Greene(12)	93,899	*
All officers and directors as a group (6 Persons)	8,038,119	31.7%
________________

    * Less than 1%.

(1)
Unless otherwise indicated, we believe that all persons or entities named in the above table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them.  Unless otherwise indicated, the address for each listed beneficial owner is c/o Network-1 Technologies, Inc., 445 Park Avenue, Suite 912, New York, New York 10022.

(2)
A person is deemed to be the beneficial owner of shares of common stock that can be acquired by such person within 60 days from July 15, 2018 upon the exercise of options or restricted stock units that vest within such 60 day period. Each beneficial owner's percentage ownership is determined by assuming that options and restricted stock units held by such person (but not those held by any other person) and which are exercisable or vested within 60 days from July 15, 2017 have been exercised and vested.  Assumes a base of 23,835,916 shares of our common stock outstanding on July 15, 2018.

(3)
Includes (i) 3,327,072 shares of common stock owned by Mr. Horowitz, (ii) 1,250,000 shares of common stock subject to currently exercisable stock options held by Mr. Horowitz, (iii) 2,165,472 shares of common stock held by CMH Capital Management Corp., an entity solely owned by Mr. Horowitz, (iv) 125,900 shares of common stock owned by the CMH Capital Management Corp. Profit Sharing Plan, of which Mr. Horowitz is the trustee, (v) 67,471 shares of common stock owned by Donna Slavitt, the wife of Mr. Horowitz, (vi) an aggregate of 383,250 shares of common stock owned by two trusts and a custodian account for the benefit of Mr. Horowitz's three children, and (vii) 2,291 shares of common stock held by Horowitz Partners, a general partnership of which Mr. Horowitz is a partner.  Does not include 375,000 shares of common stock from restricted stock units that will not vest within 60 days of July 15, 2018.

(4)
Includes 2,165,472 shares of common stock owned by CMH Capital Management Corp. and 125,900 shares of common stock owned by CMH Capital Management Corp. Profit Sharing Plan.  Corey M. Horowitz, by virtue of being the sole officer, director and shareholder of CMH Capital Management Corp. and the trustee of the CMH Capital Management Corp. Profit Sharing Plan, has the sole power to vote and dispose of the shares of common stock owned by CMH Capital Management Corp. and the CMH Capital Management Corp. Profit Sharing Plan.

(5)
Includes 585,233 shares of common stock owned by Mr. Heinemann and 2,442,582 shares of common stock owned by Goose Hill Capital LLC.  Goose Hill Capital LLC is an entity of which Mr. Heinemann is the sole member.  Mr. Heinemann, by virtue of being the sole member of Goose Hill Capital LLC, has the sole power to vote and dispose of the shares of common stock owned by Goose Hill Capital LLC. The aforementioned beneficial ownership is based upon Amendment No. 6 to Schedule 13G filed by Mr. Heinemann and Goose Hill Capital, LLC with the SEC on June 26, 2018.  The address for Mr. Heinemann is c/o Goose Hill Capital, LLC 12378 Indian Road, North Miami Beach, Florida 33408.

(6)
Includes 2,442,582 shares of common stock. Steven D. Heinemann, by virtue of being the sole member of Goose Hill Capital LLC, has the sole power to vote and dispose of the shares of common stock owned by Goose Hill Capital LLC. The aforementioned beneficial ownership is based upon Amendment No. 6 to Schedule 13G filed by Mr. Heinemann and Goose Hill Capital, LLC with the SEC on June 26, 2018.  The address for Goose Hill Capital LLC is 12378 Indian Road, North Miami Beach, Florida 33408.

(7)
Includes 1,200,130 shares of common stock.  The aforementioned beneficial ownership is based upon a Schedule 13G filed by Mr. Herzog with the SEC on February 10, 2016.  The address of Mr. Herzog is 824 Harbor Road, Southport, Connecticut 06890-1410.

(8)
Includes (i) 206,174 shares of common stock owned by Mr. Harizman, and (ii) 70,000 shares of common stock subject to currently exercisable options owned by Mr. Harizman.  Does not include 7,500 shares of common stock from restricted stock units that do not vest within 60 days from July 15, 2018.

(9)
Includes (i) 72,340 shares of common stock owned by Mr. Pearlman and (ii) 70,000 shares of common stock subject to currently exercisable stock options owned by Mr. Pearlman.  Does not include restricted stock units for 7,500 shares of common stock that do not vest within 60 days from July 15, 2018.

(10)
Includes (i) 36,000 shares of common stock owned by Ms. Hoffman and (ii) 70,000 shares of common stock subject to currently exercisable options owned by Ms. Hoffman.  Does not include 7,500 shares of common stock from restricted stock units that do not vest within 60 days from July 15, 2018.

(11)	Includes (i) 48,250 shares of common stock owned by Mr. Kahn and (ii) 50,000 shares of common stock subject to currently exercisable stock options owned by Mr. Kahn.

(12)	Includes (i) 43,899 shares of common stock owned by Mr. Greene and (ii) 50,000 shares of common stock subject to currently exercisable options owned by Mr. Greene.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 30, 2018, the Company repurchased from Allison Hoffman, a director of the Company, 75,000 shares of its common stock at a purchase price of $2.77 per share or an aggregate purchase price of $207,750.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee has responsibility for reviewing and approving related-persons transactions in accordance with its charter.  A related person is any executive officer, director, nominee for director or more than 5% stockholder of the Company, including immediate family members, and any entity owned or controlled by such persons.  In addition, pursuant to our Codes of Ethics, all of our officers, directors and employees are to avoid conflicts of interest and to refrain from taking part or exercising influence in any transaction in which such party's personal interest may conflict with the best interest of the Company.  Except for provisions of the Audit Committee Charter, there are no written procedures governing review of related-persons transactions.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee report is not "soliciting material" and has not been "filed" with the SEC.  This report will not be incorporated by reference into any of our future filings under the Securities Act of 1933 or the Exchange Act, except to the extent that we may specifically incorporate it by reference into a future filing.

The Audit Committee reviews the Company's financial reporting process on behalf of the Board.  Management is responsible for the financial statements and the reporting process, including the internal control over financial reporting.  The Company's independent registered public accounting firm, Friedman LLP, is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles.  The Audit Committee has reviewed and discussed the audited financial statements with management and management's evaluations of the Company's system of internal controls over financial reporting contained in the 2017 Annual Report on Form 10-K.

As required by the standards of the Public Company Accounting Oversight Board ("PCAOB"), the Committee has discussed with Friedman LLP (i) the matters specified in Auditing Standard 61 – "Communications with Audit Committees" and (ii) the independence of Friedman LLP from the Company and management.  The Audit Committee received the written disclosures and the confirming letter from Friedman LLP required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence and discussed with Friedman LLP its independence from the Company.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 which was filed with the SEC on April 2, 2018.

The Audit Committee – Emanuel Pearlman (Chairman) and Allison Hoffman

PROPOSAL 2

APPROVAL BY NON-BINDING ADVISORY VOTE OF THE RESOLUTION APPROVING NAMED EXECUTIVE OFFICER COMPENSATION

The Company is asking its stockholders to approve a non-binding advisory resolution on its named executive officer compensation as reported in this Proxy Statement.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, the Company is asking stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of Network-1 Technologies, Inc. (the "Company") hereby approve, on an advisory basis, the compensation paid to the Company's named executive officers as disclosed in this proxy statement pursuant to the SEC's disclosure rules, including the narrative discussion in the section entitled "Executive Compensation", the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2018 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a "say-on-pay" resolution, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee will carefully review and consider the voting results when evaluating our named executive officer compensation.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to be voted on this Proposal 2 at the Annual Meeting, present in person or by proxy is required for approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE COMPANY'S NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 3

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF HOLDING
 FUTURE VOTES REGARDING NAMED EXECUTIVE OFFICER

Under Section 14A of the Exchange Act, at least every six years Company shareholders are entitled to cast an advisory vote to indicate the frequency with which we should hold future non-binding votes to approve executive compensation, or to abstain from voting.  Our shareholders last voted on such a resolution in 2013 with the majority voting for a frequency of every year (1 year).

We are once again requesting your non-binding vote to determine whether the frequency of the vote to approve the compensation of our named executive officers should be every 1 year, 2 years or 3 years.  The Board of Directors and the Compensation Committee believe that annual votes will allow the Compensation Committee, management, and our shareholders to continue to engage in a timely, open and meaningful dialogue regarding our executive compensation philosophy, policies and practices.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to vote on this Proposal 3 at the Annual Meeting, present in person or by proxy is required for approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR A FREQUENCY OF EVERY YEAR (1 YEAR) FOR HOLDING FUTURE NON-BINDING VOTES TO APPROVE NAMED EXECUTIVE  COMPENSATION.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Friedman LLP ("Friedman") has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 2017. The Audit Committee of the Board of Directors has re-appointed Friedman as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2018, and the Board is asking stockholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise the Company's independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of Friedman for ratification by stockholders as a matter of good corporate practice. The Audit Committee reserves the right, even after ratification by stockholders, to change the appointment of Friedman as auditors, at any time during the 2018 fiscal year, if it deems such change to be in the best interest of the Company. If the stockholders do not ratify the selection of Friedman, the Audit Committee will review the Company's relationship with Friedman and take such action as it deems appropriate, which may include continuing to retain Friedman as the Company's independent registered public accounting firm. A representative of Friedman is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Audit Fees

Friedman, our independent registered accounting firm, billed us aggregate fees of $105,000 and $100,000 for the years ended December 31, 2017 and December 31, 2016, respectively, for the audit of our annual financial statements, review of our financial statements included in our Form 10-Qs and for other services in connection with statutory or regulatory filings.

Audit Related Fees, Tax Fees and All Other Fees

 Friedman provided various tax compliance services for which it billed us $20,000 and $10,900, respectively, for the years ended December 31, 2017 and December 31, 2016.  Friedman did not render any other professional services other than those discussed above for the years ended December 3, 2017 and December 31, 2016.

Audit Committee Pre-Approval Policies and Procedures

Our audit committee charter provides that our audit committee must comply with SEC rules to maintain auditor independence as set forth in Rule 2-01(c)(7)(i) of Regulation S-X.  The Audit Committee has a policy to pre-approve all audit and permissible non-audit services to be provided by our independent registered public accounting firm.  All the services above were approved in advance by our Audit Committee.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

Stockholders who wish to present proposals for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2019 must submit a notice containing the proposal in proper form consistent with Rule 14a-8 of the Exchange Act, addressed to the attention of our Corporate Secretary at our address set forth on the first page of this proxy statement, not later than April 4, 2019.

If a stockholder submits a proposal after the April 4, 2019 deadline required under Rule 14a-8 of the Exchange Act but still wishes to present the proposal at our annual meeting of stockholders (but not in our proxy statement) for the fiscal year ending December 31, 2018 to be held in 2019, the proposal, which must be presented in a manner consistent with procedures in our Bylaws and applicable law, must be submitted to our Corporate Secretary in proper form at the address set forth above so that it is received by our Corporate Secretary not earlier than the close of business on the 120th day and not later than the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting provided, further, in the event that less than 100 days notice of prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the 10th day following the earlier of (i) the day on which notice of the annual meeting was mailed, or (ii) such public disclosure was first made of the annual meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder's notice as described above.

Under our Bylaws, to be in proper form, each such notice must set forth as to each matter the stockholder proposes to bring before the meeting (except for the submission of Board nominations – see page 12 of this Proxy Statement and our Bylaws for required procedures): (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and beneficial owner, if any, in such business; (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration); (iii) a complete and accurate description of all agreements, arrangements and understandings between or among such stockholder and such beneficial owner, if any, and any other person or persons (including their names and addresses) in connection with the proposal of such business by such stockholder; and (iv) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made such information as required in accordance of Section 8(b) and 8(c) of our Bylaws.

OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON AUGUST 1, 2018. COPIES OF OUR ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS TO THE FORM 10-K, WITHOUT EXHIBITS, WILL BE PROVIDED UPON WRITTEN REQUEST.  EXHIBITS TO THE FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE.  A WRITTEN REQUEST FOR THE FORM 10-K SHOULD BE MADE TO:

NETWORK-1 TECHNOLOGIES, INC.
445 PARK AVENUE, SUITE 912
NEW YORK, NEW YORK 10022
ATTENTION: SECRETARY

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,

August 10, 2018	Corey M. Horowitz,
Chairman and Chief Executive Officer

ANNUAL MEETING Of STOCKHOLDERS Of
NETWORK-1 TECHNOLOGIES, INC.

September 26, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.	COMPANY NUMBER

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.network-1.com/sec/proxy2018/
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20530403000000001000 2	092618

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.       Election of Directors:   SEE INSTRUCTIONS BELOW TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S).

NOMINEES:
☐	FOR ALL NOMINEES	m	Corey M. Horowitz
		m	David C. Kahn
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m m	Emanuel Pearlman Niv Harizman
		m	Allison Hoffman
☐	FOR ALL EXCEPT (See instructions below)

			FOR	AGAINST	ABSTAIN
2.	To approve, by non-binding advisory vote, the resolution		☐	☐	☐
approving named executive officer compensation.
		1 year	2 years	3 years	ABSTAIN
3.	To approve, by non-binding advisory vote, the frequency of holding future votes regarding named executive officer compensation	☐	☐	☐	☐
			FOR	AGAINST	ABSTAIN
4.	To ratify the appointment of Friedman LLP as the Company’s		☐	☐	☐
independent registered public accounting firm for the fiscal year ending December 31, 2018.

5.	To transact such other business as may properly come before the meeting.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2017 Annual Report to Shareholders.

INSTRUCTIONS:
To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.   ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■	■

☐                   ■

NETWORK-1 TECHNOLOGIES, INC.

445 Park Avenue, Suite 912
New York, NY  10022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Corey M. Horowitz and David C. Kahn, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Network-1 Technologies, Inc., to be held on Wednesday, September 26, 2018 at 10:00 a.m., and at any adjournments or postponements thereof, as follows:

(Continued and to be marked, dated and signed on the reverse side.)

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